Exhibit 99.1







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                                    GRAYSON
                                BANKSHARES, INC.

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                                Financial Report
                                December 31, 2005




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                   113 West Main Street o Post Office Box 186
                          Independence, Virginia 24348
                                 (276) 773-2811




             East Independence                   (276) 773-2811
             Elk Creek                           (276) 655-4011
             Galax                               (276) 238-2411
             Troutdale                           (276) 677-3722
             Sparta                              (336) 372-2811
             Carroll                             (276) 238-8112
             Hillsville                          (276) 728-2810

Message to Shareholders
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Dear Fellow Shareholders,

It is our pleasure to present our 4th Quarter 2005 Financial  Report to you.

Our total assets are $304,165,217, up $33,950,336 or 12.56% over the previous year. Net loans have increased by $20,179,196, or 10.25%, while deposits increased by $19,340,175, or 8.37%, during the last twelve months.

Stockholders' equity increased by $1,576,296 for the year. Total stockholders' equity at December 31, 2005 was $27,753,342, which represents a book value of $16.15 per share. A fourth quarter dividend of 23 cents per share was declared and paid in December bringing total dividends paid in 2005 to $0.68 per share.

Both interest income and interest expense increased in 2005 due to growth of the bank and to increases in interest rates. Net interest income increased by 5.96% and 11.02% for the three-month and twelve-month periods ended December 31, 2005, compared to the same periods in 2004. Other income was down for the year as a result of a nonrecurring gain that was recognized in the second quarter of 2004. The increase in other expenses was due to the addition of the Hillsville branch and to the overall growth of the bank. Net income totaled $842,489 for the three-month period ended December 31, 2005 and $3,108,307 for the year then ended.

I am extremely pleased with our performance in 2005 and I believe your bank is well positioned for continued growth and success in the future.

As always, we appreciate your support, welcome your comments and the opportunity to serve you.

Sincerely,


Jacky K. Anderson
President and CEO

Consolidated Balance Sheets
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                                             December 31,  December 31,
                                                2005           2004
                                                ----           ----

Assets
   Cash and due from banks                $   8,394,367   $  10,032,399
   Federal funds sold                        21,914,513       8,833,069
   Investment securities                     39,279,408      37,909,290

   Loans                                    219,769,122     199,521,630
     Less allowance for loan losses           2,678,055       2,609,759
                                              ---------       ---------
       Net loans                            217,091,067     196,911,871
   Properties and equipment                   7,249,704       7,316,750
   Accrued interest receivable                2,177,475       1,833,728
   Other assets                               8,058,683       7,377,774
                                              ---------       ---------
       Total assets                       $ 304,165,217   $ 270,214,881
                                          =============   =============

Liabilities
   Demand deposits                        $  36,242,161   $  31,569,179
   Interest-bearing demand deposits          22,975,642      21,352,601
   Savings deposits                          46,569,058      51,489,408
   Large denomination time deposits          46,132,454      36,668,682
   Other time deposits                       98,480,204      89,979,474
                                             ----------      ----------
       Total deposits                       250,399,519     231,059,344

   FHLB Advances                             25,000,000      12,000,000
   Accrued interest payable                     467,686         253,652
   Other liabilities                            544,670         724,839
                                                -------         -------
       Total liabilities                    276,411,875     244,037,835
                                            -----------     -----------

   Commitments and contingencies

Stockholders' equity
   Preferred stock, $25 par value; 500,000
     shares authorized; none outstanding              -               -
   Common stock, $1.25 par value; 5,000,000
     shares authorized; 1,718,968 shares
     issued and outstanding                   2,148,710       2,148,710
   Surplus                                      521,625         521,625
   Retained earnings                         25,736,698      23,797,289
   Accumulated other comprehensive
      income (loss)                            (653,691)       (290,578)
                                               --------        --------
       Total stockholders' equity            27,753,342      26,177,046
                                             ----------      ----------
       Total liabilities and
         stockholders' equity            $  304,165,217  $  270,214,881
                                         ==============  ==============

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.................................Officers
Julian L. Givens..................................Chairman of the Board
Jacky K. Anderson.......................................President & CEO
Dennis B. Gambill........................................Vice President
Brenda C. Smith...............................................Secretary
Blake M. Edwards................................Chief Financial Officer

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
Consolidated Statements of Operations

                                     Three Months Ended December 31,   Year Ended December 31,
                                          2005            2004           2005           2004
                                          ----            ----           ----           ----
Interest income
   Loans and fees on loans            $   4,109,267  $   3,440,672   $  15,309,030  $  12,985,131
   Interest on securities                   408,852        395,017       1,611,829      1,729,116
   Federal funds sold                       173,003         46,477         405,083        139,300
                                            -------         ------         -------        -------
       Total interest income              4,691,122      3,882,166      17,325,942     14,853,547

Interest expense
   Deposits                               1,484,015        986,468       4,947,344      3,954,159
   FHLB Advances                            271,158        125,028         854,658        519,247
                                            -------        -------         -------        -------
       Total interest expense             1,755,173      1,111,496       5,802,002      4,473,406

     Net interest income                  2,935,949      2,770,670      11,523,940     10,380,141

Provision for loan losses                   105,000        105,000         504,468        390,000
                                            -------        -------         -------        -------
       Net interest income after provision
         for loan losses                  2,830,949      2,665,670      11,019,472      9,990,141
                                          ---------      ---------      ----------      ---------

Other income
   Service charges on deposit accounts      141,292        140,649         528,320        549,871
   Other income                             218,070        185,448         740,165        886,866
                                            -------        -------         -------        -------
       Total other income                   359,362        326,097       1,268,485      1,436,737
                                            -------        -------       ---------      ---------

Other expenses
   Salaries and employee benefits         1,177,706      1,076,120       4,868,352      4,296,445
   Occupancy expense                         92,451         70,112         309,513        232,506
   Equipment expense                        169,749        173,183         750,603        638,069
   Other expense                            575,835        596,410       2,047,101      1,803,265
                                            -------        -------       ---------      ---------
       Total other expense                2,015,741      1,915,825       7,975,569      6,970,285
                                          ---------      ---------       ---------      ---------
       Net income before income taxes     1,174,570      1,075,942       4,312,388      4,456,593

Income taxes                                332,081        309,125       1,204,081      1,215,125
                                            -------        -------       ---------      ---------
       Net income                     $     842,489  $     766,817   $   3,108,307  $   3,241,468
                                      =============  =============   =============  =============
Net income per share                  $         .49  $         .45   $        1.81  $        1.89
                                      =============  =============   =============  =============
Weighted average shares outstanding       1,718,968      1,718,968       1,718,968      1,718,968
                                          =========      =========       =========      =========

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

                                      Board of Directors
                                      ------------------
Julian L. Givens................................................................Retired Physician
Carl J. Richardson........................................................................Retired
Jacky K. Anderson..........................Grayson BankShares, Inc. and The Grayson National Bank
Jean W. Lindsey...............................................................Walters' Drug, Inc.
Dennis B. Gambill..........................Grayson BankShares, Inc. and The Grayson National Bank
Jack E. Guynn, Jr.........................................................Guynn Enterprises, Inc.
Charles T. Sturgill ................................................Grayson County Clerk of Court
J. David Vaughan ...............................................................Vaughan Furniture
Thomas M. Jackson, Jr. ..................................................................Attorney
Bryan L. Edwards..............................................................Sparta Town Manager

                               Member Federal Deposit Insurance Corporation
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